Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of Southern Connecticut Bancorp, Inc. ("Bancorp") for the quarter ended June 30, 2003 (the "Report"), I, Joseph V. Ciaburri, acting as a principal executive officer of Bancorp, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Bancorp as of June 30, 2003 (the last date of the period covered by the Report).



/S/ Joseph V. Ciaburri
------------------------------------
Joseph V. Ciaburri
Chairman and Chief Executive Officer
Southern Connecticut Bancorp, Inc.
August 14, 2003



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